UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 20, 2022

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submissions of Matters to a Vote of Security Holders

A Special Meeting of Stockholders (the “Special Meeting”) of Spirit Airlines, Inc. (the “Company”) was held on October 19, 2022 via live webcast. As of the record date September 12, 2022, 108,854,641 shares of voting common stock were outstanding and eligible to vote at the Special Meeting, and 73,071,319 shares, or approximately 67.13%, were present or represented by proxy at the Special Meeting. Set forth below is a brief description of each matter voted upon at the Special Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 12, 2022 (the “Proxy Statement”).

1. The Company’s stockholders voted to adopt the Agreement and Plan of Merger, dated as of July 28, 2022 (the “Merger Agreement”), as it may be amended from time to time by and between the Company, JetBlue Airways Corporation and Sundown Acquisition Corp. (“Merger Sub”), pursuant to which and subject to the terms and conditions therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger,” and such proposal, the “Merger Proposal”).

For	Against	Abstain	Broker Non-Votes
69,700,867	3,200,939	169,513	—

2. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger, as disclosed in the Proxy Statement pursuant to executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended.

For	Against	Abstain	Broker Non-Votes
44,241,253	26,818,121	2,011,945	—

3. The Company’s stockholders approved a proposal to adjourn the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger Proposal.

For	Against	Abstain	Broker Non-Votes
63,048,466	8,382,228	1,640,625	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2022	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel